SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             HERITAGE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:





                             HERITAGE BANCORP, INC.
                          1313 Dolley Madison Boulevard
                             McLean, Virginia 22101

                                 August 9, 1999

Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Heritage Bancorp, Inc. (the "Company"), the holding company for The Heritage Bank (the "Bank") which will be held on September 9, 1999 at 10:00 a.m. Eastern Daylight Time at the McLean Community Center, 1234 Ingleside Avenue, McLean, VA 22101 (the "Annual Meeting").

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company and the Bank and you will have an opportunity to ask questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its stockholders and recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

         On behalf of the Board of Directors and the employees of Heritage Bancorp, Inc. and The Heritage Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

                                                 Sincerely yours,

                                                 Harold E. Lieding
                                                 Chairman of the Board

                             HERITAGE BANCORP, INC.
                          1313 DOLLEY MADISON BOULEVARD
                             MCLEAN, VIRGINIA 22101

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                            DATE:  THURSDAY, SEPTEMBER 9, 1999
                                            TIME:  10:00 A.M., LOCAL TIME
                                            PLACE: MCLEAN COMMUNITY CENTER
                                                   1234 INGLESIDE AVENUE
                                                   MCLEAN, VA 22101


         At our 1999 Annual Meeting, we will ask you to:

         o Elect eight directors to serve for staggered terms expiring at the 2000, 2001 and 2002 annual meetings;

         o Ratify the appointment of Yount, Hyde & Barbour, P.C. as our independent auditors for the fiscal year ending December 31, 1999; and

         o Transact any other business as may properly come before the Annual Meeting.

         You may vote at the Annual Meeting if you were a stockholder of the Company at the close of business on July 27, 1999, the record date.



                                            By Order of the Board of Directors,



                                            William B. Sutphin
                                            Secretary

McLean, Virginia
August 6, 1999

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                               GENERAL INFORMATION

GENERAL

         We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual
Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about August 9, 1999 to all stockholders entitled to vote. If you owned the Company's common stock ("Common Stock") at the close of business on July 27, 1999, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 2,294,617 shares of Common Stock outstanding.

QUORUM

         A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of Common Stock of the Company entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the Company's Common Stock that you owned as of record at the close of business on July 27, 1999. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES FOR EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE REQUIRED

 PROPOSAL 1:          The  nominees for director who receive the most votes will
 Elect Directors      be elected.  So, if you do not vote for a nominee,  or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee.

                      You may vote your shares cumulatively for the election of directors if you give notice of your intent to cumulate votes to the Secretary of Heritage Bancorp, Inc. in accordance with the Articles of Incorporation, which state that a shareholder must give the Secretary of the Corporation sixty days notice before the date established in the bylaws for the annual meeting. Article II, Section 1 of the bylaws sets the annual meeting date as the second Wednesday in June. Therefore, the deadline for giving notice to the Secretary of the Company to cumulate your votes was April 10, 1999.

PROPOSAL 2:           The  affirmative  vote of a majority of the shares present
 Ratify Appointment   in person or by proxy at the Annual  Meeting and  entitled
 of Independent       to  vote  on this  proposal  is  required  to  ratify  the
 Public Accountants   appointment  of  Yount,  Hyde  &  Barbour,   P.C.  as  the
                      Company's independent certified public accountants. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on the two proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on any of the proposals, this will constitute a "broker non-vote." Here is the effect of a "broker non- vote":

o PROPOSAL 1: Elect Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o PROPOSAL 2: Ratify Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

o        filing with the Secretary of the Company a letter revoking the proxy;
o        submitting another signed proxy with a later date; and
o attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its stockholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

o        mail;
o        telephone; and
o        other forms of communication.

         We will also reimburse banks, brokers, nominees and other fiduciaries for the reasonable expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

         If you would like a copy of our Annual Report on Form 10-KSB for the year ended December 31, 1998, which was filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

         William B. Sutphin
         Heritage Bancorp, Inc.
         1313 Dolley Madison Boulevard
         McLean, Virginia 22101

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 31, 1999, the beneficial ownership of Common Stock of the Company by: (i) each director of the Company;
(ii) each executive officer named in the Summary Compensation Table; (iii) each person who owns or is known by management to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; and (iv) all executive officers and directors as a group.


         NAME AND ADDRESS                   NUMBER OF SHARES
      OF BENEFICIAL OWNER (1)           OWNED BENEFICIALLY (1)(2)                 PERCENT OF CLASS (3)
      ----------------------            ------------------------                  --------------------
George K. Degnon                               25,100(4)                                 1.09%
Philip F. Herrick, Jr.                         132,008(5)                                5.74
Ronald W. Kosh                                 7,900(6)                                  0.34
Harold E. Lieding                              366,993(7)                                15.97
John T. Rohrback                               19,162                                    0.83
Stanley I. Richards                            13,602(8)                                 0.59
Kevin P. Tighe                                 9,000(9)                                  0.39
George P. Shafran                              48,269(10)                                2.10
                                               ------                                    ----
All Directors and
Executive Officers as a
Group (13 persons)                             642,335                                   27.53%
                                               =======                                   =====

---------------------
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 31, 1999. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise indicated, the address for the individuals listed above is c/o Heritage Bancorp, Inc., 1313 Dolley Madison Blvd., McLean, Virginia 22101.
(2) Based on 2,294,617 shares of Common Stock outstanding as of July 31, 1999. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this Proxy Statement have been exercised.
(3) Includes stock options granted to the following outside directors: 4,000 shares to Messrs. Degnon, Herrick, Lieding, Richards and Tighe, 1,500 to Mr. Kosh, 3,000 to Mr. Shafran.
(4) Includes 100 shares held jointly with his spouse, and 20,000 shares held in a profit sharing trust, of which Mr. Degnon serves as the trustee.
(5)  Includes 110,383 shares held jointly with his spouse.
(6)  Includes 3,700 shares held jointly with his spouse.
(7)  Includes 146,652 held in an individual retirement account.
(8)  Includes 7,000 shares jointly held with his spouse.
(9)  Includes 3,000 shares held jointly with his spouse.
(10) Includes 3,634 shares held as custodian for Mr. Shafran's minor grandchildren.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                         -------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                         -------------------------------

GENERAL

         The Board has nominated eight individuals for election as directors at the Annual Meeting. If you elect the nominees, they will hold office until the Annual Meeting listed next to their name, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

NOMINEES

                                                                               POSITION(S)                DIRECTOR
                                                                               -----------                --------
NAME                                 AGE(1)        TERM EXPIRES           HELD WITH THE COMPANY           SINCE(2)
----                                 ------        ------------           ---------------------           --------
Ronald W. Kosh                         54              2000                     Director                   1998
George P. Shafran                      72              2000                   Vice Chairman                1997
Terrie G. Spiro                        43              2000                 Consultant to the               -
                                                                           Board of Directors

George K. Degnon                       58              2001                     Director                   1993
Kevin P. Tighe                         55              2001                     Director                   1994
Stanley I. Richards                    63              2002                     Director                   1996
Harold E. Lieding                      63              2002                     Chairman                   1990
Philip F. Herrick, Jr.                 59              2002                     Director                   1987

---------------
(1)  As of July 31, 1999.
(2) Includes service as a director of the Bank prior to the formation of the Company in 1998.

The principal occupation and business experience of each nominee for election as director is set forth below.

NOMINEES

         RONALD  W.  KOSH  is  Vice  President  and  Division   Manager  of  AAA
MidAtlantic, Inc., Fairfax, Virginia. Mr. Kosh was General Manager of the American Automobile Association, Inc., Fairfax, Virginia, from 1985 to 1997.

         GEORGE P. SHAFRAN is a business consultant to a number of varied clients. He is also involved in several partnerships and is the chairman of the AAA Mid-Atlantic Advisory Board. He is president of Geo. P. Shafran & Associates, Inc., a consulting firm in McLean, Virginia. Mr. Shafran serves as Vice Chairman of the Company and has served as Vice Chairman of the Board of Directors of the Bank since August 1998.

         TERRIE G. SPIRO is a consultant to the Board of Directors of the Company and the Bank. She is the founding President and Chief Executive Officer of Tysons National Bank and Tysons Financial Corporation, its publicly-traded holding company. In March 1998, Tysons Financial Corporation was acquired in a stock for stock transaction by another public company, Mainstreet Financial Corporation. In April 1998, Ms. Spiro resigned under her "change of control" provision and has been engaged as a consultant for Riggs National Bank. Prior to 1988, when Ms. Spiro began the organizational efforts for Tysons National Bank, she was the Senior Vice President and Chief Lending Officer of Century National Bank in Washington, DC. Ms. Spiro is also an active member in several local community organizations, including the United Way and the Fairfax County Chamber of Commerce. As of October 1999, the Board of Directors intends to hire Ms. Spiro as the next President and Chief Executive Officer of the Company and the Bank.

         GEORGE K. DEGNON is president of Degnon Associates, Inc. (a company that provides organizational management services to national and international health and medical associations) in McLean, Virginia.

         KEVIN P. TIGHE is senior partner in the law firm of Tighe, Patton, Tabackman and Babbin in Washington, D.C. Mr. Tighe is also the owner and Chairman of the Board of Directors of the McLean Racquet and Health Club in McLean, Virginia.

         STANLEY I.  RICHARDS is the  Chairman  and  President  of the  Richards
Corporation  (a  company   engaged  in  the  manufacture  and  sale  of  imagery
interpretation equipment and aircraft galley equipment) in Sterling, Virginia.

         HAROLD E. LIEDING is a senior partner in the law firm of Lieding and Anderson, P.C., in McLean, Virginia, and has practiced law in McLean since 1970. Mr. Lieding is a member of the Fairfax Bar Association and the McLean Bar Association. Mr. Lieding is the Chairman of the Board of the Company and the Bank.

         PHILIP F. HERRICK, JR. is the owner of Herrick Holdings (investments and real estate management) in Northern Virginia.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL
                   OF THE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================

                        -------------------------------

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

                        -------------------------------

         The Board of Directors has appointed Yount, Hyde & Barbour, P.C., as our independent public auditors for the Company for the fiscal year ending December 31, 1999, and we are asking stockholders to ratify the appointment. Representatives of Yount, Hyde & Barbour, P.C., are expected to attend the Annual Meeting, and to be available to answer questions.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C.,
                    AS INDEPENDENT AUDITORS FOR THE COMPANY.
================================================================================

              INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

         The Company's Board of Directors currently consists of seven members. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of the initial directors of the Company expire at the Annual Meeting. Each of our directors also serves as a director of the Bank.

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors of the Bank held 12 regular meetings and 4 special meetings during the fiscal year ended December 31, 1998. Each incumbent director, with the exception of Directors Tighe and Degnon, attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Board of Directors of the Bank has established the following committees:

EXECUTIVE                 The Executive Committee,  under certain  circumstances
COMMITTEE                 and to the extent  permitted  by law, can exercise all
                          powers of the Board of Directors when the Board is not in session.

                          Present  members  are  Messrs.   Lieding   (Chairman),
                          Shafran and Herrick.

                          The Executive Committee did not meet in 1998.

AUDIT                     The Audit  Committee is  responsible  for  reviewing a
COMMITTEE                 number of periodic management reports. It also reviews
                          the annual audit and audit report prepared by the independent accountants and recommends appointment of the accountants.

                          Present members are Messrs. Tighe (Chairman), Degnon and Richards.

                          There were three meetings in 1998.

COMPENSATION              The   Compensation   Committee   provides  advice  and
COMMITTEE                 recommendations  to the  Board in  areas  of  employee
                          salaries and directors' compensation.

                          Present members are Messrs. Degnon (Chairman), Kosh, Richards and Shafran.

                          There were two meetings in 1998.

         The nominating committee met in July 1999 to select the nominees for election as directors at the Annual Meeting and the Board of Directors approved the nominations.

DIRECTOR'S COMPENSATION

         Directors' Fees. Currently, each outside director of the Company receives the following fees:

o        $250 per month; and
o $100 per committee meeting attended, with an annual payment cap of $600.



Outside Directors of the Company are also eligible to receive options under the Company' stock option plans. See "--Stock Ownership of Certain Beneficial Owners and Management" for the number of stock options granted to each director.

EXECUTIVE OFFICERS

         The following table sets forth the names, ages and positions of the Non-Director Executive Officers of the Company and/or the Bank:

                   NAME                                   AGE                               POSITION
                   ----                                   ---                               --------
             John P. Carroll                               47                  Executive Vice President and Chief
                                                                                        Operating Officer

             N. George Assaf                               38                 Senior Vice President/Chief Business
                                                                                       Development Officer

            William B. Sutphin                             65                               Secretary
                                                                                     Acting President - The
                                                                                          Heritage Bank

             Louis A. Scerbo                               46                 Vice President - Loan Administration

             B. Todd Dempsey                               41                           Vice President -
                                                                                       Acting Chief Lender



         The principal occupation and business of the Non-Director Executive Officers is set forth below:

         JOHN P. CARROLL joined the Bank in July, 1999 as the Executive Vice President and Chief Operating Officer. Mr. Carroll was previously Vice President/Marketing Officer of Fremont Financial Corporation. He was employed at Tysons National Bank from 1993 to 1998 as the Senior Vice President and Chief Credit Officer. Mr. Carroll's banking career began over 20 years ago at Maryland National Bank and has included various positions and responsibilities.

         N. GEORGE ASSAF joined the Bank in July, 1999 as the Senior Vice President and Chief Business Development Officer. Prior to joining the Bank, Mr. Assaf was the Vice President - Commercial Lending at Industrial Bank in Washington, DC. From 1993 to 1998, Mr. Assaf was employed by Tysons National as the Vice President and Chief Lending Officer.

         WILLIAM B. SUTPHIN has been the Senior Vice President of the Bank since 1987. Mr. Sutphin also serves as the principal accounting officer. Mr. Sutphin was Vice President in charge of operations and accounting of the McLean Bank from 1981 to 1987 and has 44 years banking experience. Mr. Sutphin has also been serving as the Acting President and is the Secretary of the Company.

         LOUIS A. SCERBO joined the Bank in July, 1999 as the Vice President - Loan Administration. Mr. Scerbo was previously a management consultant to Riggs Bank. He was also employed by Tysons National Bank as an Assistant Vice President in the Commercial Lending Department. In addition, Mr. Scerbo previously held positions at GrandBank and Patriot National Bank in the commercial lending departments and as a Consumer Compliance and Asset Sales Advisor for the Resolution Trust Corporation, and as Conservator for Standard Federal Savings Association.

         B. TODD DEMPSEY has been a Vice President since the Bank's founding in 1987. He has most recently served as the Acting Senior Lender and Business Development Officer. A graduate of George Mason University, Mr. Dempsey has over 20 years' banking experience including Meritor Savings Bank, Dominion Bank, and McLean Bank. He has been involved in many community organizations and currently serves as a McLean Rotarian.

SUMMARY COMPENSATION TABLE

         The following table sets forth cash and noncash compensation for the fiscal years ended December 31, 1998, 1997 and 1996 awarded to or earned by the Company's Chief Executive Officer ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                      LONG TERM
                                             ANNUAL COMPENSATION(1)                  COMPENSATION
                              --------------------------------------------------    ------------       ALL OTHER
NAME AND PRINCIPAL                                               OTHER ANNUAL          AWARDS        COMPENSATION
   POSITIONS                  YEAR    SALARY($)    BONUS($)     COMPENSATION ($)      OPTIONS(#)        ($)(2)
------------------            ----    ---------    --------     ----------------    -------------    -------------
John T. Rohrback,             1998     100,000          -               -                2,581            10,228
Former President and          1997     100,000      10,000              -                    -             3,829
Chief Executive Officer       1996      47,916          -               -                    -             3,751

---------------

(1) Under Annual Compensation, the column titled "Salary" includes base salary, amounts deferred under the Bank's 401(k) plan (but not matching contributions from the Bank) and payroll deductions for health insurance under the Bank's health insurance plan. Mr. Rohrback was elected as President and Chief Executive Officer (CEO) of the Bank by the Board of Directors effective July, 1996. Mr. Rohrback's employment with the Bank terminated on January 25, 1999.

(2) Includes (a) the use of a vehicle provided by the Bank valued at $8,126, $3,325 and $3,535 for the years ended December 31, 1998, 1997 and 1996, respectively; (b) the amount of insurance premiums paid by the Bank on behalf of Mr. Rohrback, in the amounts of $600, $504 and $216 for the years ended December 31, 1998, 1997 and 1996, respectively; and (c) contributions made by the Bank to Mr. Rohrback's 401(k) Plan account in the amount of $1,502 in 1998 for the fiscal year ended December 31, 1997.

STOCK OPTION PLANS

         The Company's 1998 Outside Directors Stock Option Plan (the "Directors Option Plan") and the Company's 1998 Employee Incentive Stock Option Plan (the "Employee Option Plan," together with the Directors Option Plan, the "Stock Option Plans") were adopted by the Board of Directors of the Bank and approved by its shareholders at the 1998 Annual Meeting. The purpose of the Stock Option Plans is to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. The Stock Option Plans are not subject to ERISA and are not tax-qualified plans. The Company has reserved an aggregate of 75,000 shares of Common Stock under each Plan for issuance upon the exercise of stock options granted under each stock option plan. The Company also has made stock option grants that remain outstanding under the 1992 Employee Stock Option Plan.

         The members of a stock option committee (the "Option Committee") administer the Stock Option Plans. The option committee administering the Employee Option Plan consists of not less than three members of the Board of Directors. In contrast, the option committee administering the Outside Directors Option Committee consists of three members, including an outside director, an employee who is not an outside director, and a stockholder who is neither an employee or an outside director. Options may be granted to eligible employees and to members of the Board who are Outside Directors. The Option Committee has discretion under the Stock Option Plans to establish certain material terms of the Options granted to employees or to Outside Directors provided such grants are made in accordance with the Stock Option Plans' requirements. As of December 31, 1998, each Outside Director of the Company had been granted a non- qualified stock option to purchase an aggregate of either 1,500 or 2,000 shares of Common Stock at an exercise price of $3.875 per share. Under the Employee Incentive Stock Option Plan, as of December 31, 1998, options for 8,925 shares of Common Stock have been granted to eligible employees.

         All stock options currently granted under the Plan are immediately exercisable. The Option Committee has the discretion to determine the vesting schedule of a stock option award; provided, however, that each option granted shall automatically become 100% vested and fully exercisable in the event of an option holder's death, disability or retirement or upon a change in control of the Company. No option is exercisable after the tenth anniversary from the date it was granted. The Company pays all costs and expenses of the Stock Option Plans. The Company has reserved the right to amend or terminate the Stock Option Plans, in whole or in part, subject to the requirements of all applicable laws.

         The following table summarizes the option grants that were made to John
T. Rohrback under the Employee Stock Option Plan during the fiscal year 1998.

                      OPTION/SAR GRANTS IN FISCAL YEAR 1998

                                                  INDIVIDUAL GRANTS
                                                  -----------------

                                                    PERCENT OF
                                   NUMBER OF          TOTAL
                                  SECURITIES       OPTIONS/SARS
                                  UNDERLYING        GRANTED TO
                                  OPTIONS/SARS     EMPLOYEES IN       EXERCISE OR
                                    GRANTED        FISCAL YEAR        BASE PRICE            EXPIRATION
NAME                                (#)(1)             (%)           ($ PER SHARE)              DATE
----                                ------             ---           -------------          ----------
John T. Rohrback
  Former President and Chief
  Executive Officer.............    2,581             28.92              3.875               9/22/08

---------------
(1)      All options are immediately exercisable upon grant.

         The following table provides information with respect to Mr. Rohrback concerning the exercise of options during the last fiscal year and the value for "in-the-money" options held by him at year end, which represents the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. Mr. Rohrback did not hold any "in-the-money" options at year end.


 AGGREGATED OPTION EXERCISES IN 1998 FISCAL YEAR AND 1998 FISCAL YEAR END OPTION/VALUES

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                                 OPTIONS/SARS AT FISCAL          OPTIONS/SARS AT FISCAL
                            SHARES ACQUIRED     VALUE                  YEAR-END                        YEAR-END
                              ON EXERCISE      REALIZED                  (#)                              ($)
NAME                              (#)            ($)          EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(1)
----                        ---------------    --------        -------------------------      ----------------------------
John T. Rohrback                   -              -                    2,581 / 0                          N/A

------------------
(1) Based upon a market price of $3.75 per share at December 31, 1998 minus the exercise price.

CONSULTING AGREEMENT AND PROPOSED EMPLOYMENT AGREEMENT

         Terrie G. Spiro, a nominee for director, entered into a consulting agreement with the Company and the Bank on May 3, 1999 under which Ms. Spiro provides services in an advisory capacity to the Bank and the Company as requested and directed from time to time by the Board of Directors. The consulting agreement provides for a monthly fee of $10,000 and will expire on September 30, 1999 unless terminated earlier upon the mutual agreement of the parties.

         The Board of Directors intends to hire Ms. Spiro as the new President and Chief Executive Officer of the Company and the Bank as soon as she is no longer prohibited from providing services to the Company and the Bank in that capacity under a non-competition agreement with her prior employer. Ms. Spiro, the Company and the Bank have agreed to the terms and conditions of a proposed employment agreement and have agreed to execute that agreement once Ms. Spiro is free to assume the duties of President and Chief Executive Officer. It is anticipated that Ms. Spiro will be able to assume these duties and enter into the proposed employment agreement in October, 1999.

         The proposed employment agreement provides that Ms. Spiro will serve as President and Chief Executive Officer of the Company and the Bank. The initial term of the agreement will be three years. Beginning with the end of the initial term, and every two years thereafter, the agreement will be automatically extended an additional two years unless either party gives the other six months prior written notice of non-renewal. The proposed agreement provides for an initial annual base salary of $120,000, which will be reviewed annually by the Compensation Committee, commencing with salary for the calendar year 2002, and increased as the Compensation Committee determines, but at least by the Consumer Price Index. Upon the execution of the proposed agreement, Ms. Spiro will be granted an option to purchase 5,000 shares of Company stock, which will be fully and immediately exercisable, and an option to purchase 3,000 shares of Company stock, which will become fully exercisable one year from the date of grant. The exercise price under these options will be equal to the fair market value of the Company stock as of the date the options are granted. The proposed agreement also provides for the payment of a signing bonus upon the agreement's execution equal to the increase in the per share fair market value of the Company's stock from May 3, 1999 through the execution date multiplied by a factor of eight thousand, e.g., $800 for every increase in per share fair market value of $.10. Under the agreement, Ms. Spiro also will be entitled to an annual performance bonus in an amount based on the performance of the Bank in relation to pre-established targets for annual net profit and asset growth and for an annual grant of stock options in an amount based on the performance of the Bank in relation to pre-established targets for earnings and asset growth. The proposed agreement also provides for certain executive perquisites, such as the use of a car and club dues.

         In the event that Ms. Spiro's employment is terminated by the Bank and the Company during the term of the agreement for reasons other than just cause, Ms. Spiro will continue to receive the payment of her salary and coverage under various fringe benefit plans for the remaining term of the agreement, but in no event for a period of less than nine months. Ms. Spiro also would be entitled to the continuation of her regular salary for a period of not less than nine months if she resigns during the agreement's term after any of the following occur without cure within 30 days: the requirement that she move her personal residence or perform her executive duties more than thirty-five (35) miles from her primary office; the assignment of duties and responsibilities not normal for the President and Chief Executive Officer; loss of Board membership; and a material diminution or reduction in her responsibilities or authority. Within six months following a change in control of the Bank or the Company, Ms. Spiro may resign and be entitled to receive a severance benefit equal to 2.99 multiplied by her annual base salary plus bonus.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The officers, directors, their immediate families and affiliated companies in which they are stockholders maintain normal relationships with the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with others and do not involve more than normal risks of collectability or present other unfavorable features. The amount of such loans was approximately $279,384 and $348,483 as of December 31, 1998 and 1997, respectively. No loan to a director or any director's related interest exceeded ten percent of capital or exceeded $300,000 at December 31, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT STOCKHOLDER PROPOSALS

         If you wish to submit proposals to be included in our 1999 proxy statement for the 2000 Annual Meeting of Stockholders, you must follow the proxy soliciting regulations of the SEC. SEC rules contain standards as to what stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.

         In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

o You must be a stockholder of record and have given timely notice in writing to the Secretary of the Company.

o        Your notice must contain specific information required in our Bylaws.


                                    By Order of the Board of Directors,



                                    William B. Sutphin
                                    Secretary


    McLean, Virginia
    August 9, 1999


================================================================================
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
================================================================================

                                 REVOCABLE PROXY

                             HERITAGE BANCORP, INC.
                          1313 DOLLEY MADISON BOULEVARD
                             MCLEAN, VIRGINIA 22101

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HERITAGE BANCORP,
  INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 1999.

         The undersigned shareholder of Heritage Bancorp, Inc. hereby appoints Stanley I. Richards and George K. Degnon, or either of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Heritage Bancorp, Inc. held of record by the undersigned on July 27, 1999, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. Eastern Daylight time, on September 9, 1999, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement- Prospectus and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

I WILL ATTEND THE ANNUAL MEETING [] PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
--------------------------------------------------------------------------------
1. Election of Directors for the terms expiring at the 2000, 2001 and 2002 Annual Meeting. The nominees and the annual meeting at which their term expires is set forth below:



2000 Annual Meeting                 2001 Annual Meeting               2002 Annual Meeting
-------------------                 -------------------               -------------------
Ronald W. Kosh                      George K. Degnon                   Stanley I. Richards
George P. Shafran                   Kevin P. Tighe                     Philip F. Herrick, Jr.
Terrie G. Spiro                                                        Harold E. Lieding

                                                                           INSTRUCTION:  TO WITHHOLD  AUTHORITY  to
                                                                           vote for any individual  nominee,  write
                                                                           that   nominee's   name  in  the   space
                                                                           provided:


          FOR All Nominees
  (except as otherwise indicated)      WITHHOLD for all Nominees  -----------------------------------------
                []                                 []

-----------------------------------------------------------------------------------------------------------

2. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for Heritage Bancorp, Inc. for the fiscal year ending December 31, 1999.

                For                       Against                   Abstain

                []                           []                     []

--------------------------------------------------------------------------------

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.



                                 -----------------------------------------------

                                 Signature(s):
                                              ----------------------------------

                                 Date:                                    , 1999
                                      ------------------------------------

                                 Please sign exactly as your name appears on this proxy. Joint owners may each sign personally, but only one signature is required. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.